2015 REITWorld NAREIT’s Annual Convention November 17, 2015 Relationship driven. Investor focused.

. 2 STRATEGIC OVERVIEW Multiple avenues to increase shareholder returns Create a diversified portfolio that is well positioned for the future of health care delivery Leverage Sabra’s operating expertise to develop strategic relationships with local & regional operators Improve Sabra’s cost of capital and increase total shareholder return

. 3 SABRA’S PORTFOLIO BY THE NUMBERS Revenue diversification is the name of the game Skilled nursing/ transitional care Genesis 1) Includes revenues from all investment activity through May 27, 2014 Private pay sources (1) (1) Non-private pay revenues for tenants and borrowers consist of revenues from federal, state and local government reimbursement programs. Revenues are weighted by GAAP revenues Sabra recognizes pursuant to lease, loan and preferred equity agreements. All facility data is presented one quarter in arrears. (2) Through November 13, 2015. December 31, 2010 As of September 30, 2015 55.1%94.6% 100.0% 23.7% 32.8% 53.4% • $2.1 billion in acquisitions and investments (2) • 34 relationships with tenants and healthcare providers compared to 1 in 2010 (2)

. 4 THE FUTURE OF HEALTH CARE DELIVERY The times they are a changing Skilled Nursing/ Transitional Care Long term care Higher-acuity, short-stay rehab, “step down” units for hospitals Senior Housing Developed by multi-family developers for self-sufficient residents Needs-based model, residents with more cognitive and mobility issues Health Care Reimbursement Setting specific Setting neutral Where it was…. Where it’s going….

. 5 Traditional REIT structures - Sale/leasebacks -Mortgage debt THINKING OUTSIDE THE BOX Deal structure flexibility drives competitive advantage Smaller investments with options to purchase RIDEA compliant structures Preferred equity & mezzanine debt Development agreements

. 6 MARKET FOCUS Bigger is not always better • Many opportunities exist outside of largest MSAs in U.S. • The percentage of the population over the age of 65 is greater in the markets where Sabra has invested than in the U.S. as a whole • Lower costs to build, coupled with favorable demographics and experienced local operators, create value in areas where others won’t go • Canada’s population is expected to age at a more rapid pace than the U.S. while vacancy rates continue to fall Focus on operators with local and regional expertise to capitalize on favorable demographics: Existing Sabra states/provinces

. 7 DEVELOPMENT ACTIVITY Development relationships drive consistent deal flow for new, purpose-built facilities ($ in millions, except price per unit) 27 Total anticipated new investments $74.9 Total invested dollars through November 13, 2015 $230,000 Price per unit upon option exercise $576.0 Value of newly built properties expected to be owned

. 8 TARGET = INVESTMENT GRADE Main barriers to investment grade rating are size and diversification Sabra (1) “Big 3” (2) Net Debt to Adjusted EBITDA (3) 5.80x 5.23x 6.10x Debt as %of Enterprise Value 49% 32% 40% Interest Coverage Ratio 4.30x 4.03x 5.40x Fixed Charge Coverage Ratio 3.30x 3.24x 4.40x Secured Debt to Gross Asset Value 6% 5% 11% Corporate Credit Ratings Ba3/BB- /BB+ BBB+ BBB+ (1) Credit statistics (excluding Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our unsecured senior notes as of September 30, 2015. Debt as a percentage of enterprise value was calculated using the common and preferred closing stock prices of $19.19 and $25.41, respectively, as of November 13, 2015. (2) As of September 30, 2015 and based on public filings of Welltower, Inc., HCP, Inc., and Ventas, Inc. (3) Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization ("EBITDA") excluding the impact of stock based compensation expense under our long-term equity award program and further adjusted to give effect to acquisitions and dispositions as though such acquisitions and dispositions occurred at the beginning of the period.

Portfolio Performance

STRONG PORTFOLIO PERFORMANCE

(for the twelve month periods ended September 30, 2014 and 2015)



Occupancy & Skilled Mix
88.0%
87.3%
88.8%
90.8%
37.5%
39.0%
2014
2015
2014
2015
SNF (1)
Senior Housing (2)
Skilled Mix (1)

Portfolio occupancy and SNF portfolio skilled mix

Solid skilled mix reflects focus on higher-acuity, short-stay skilled nursing/transitional care facilities.

(1) Occupancy percentage and skilled mix include only Stabilized Facilities acquired before the three months ended September 30, 2015 and are only included in periods subsequent to our acquisition and stabilization. In addition, these statistics exclude the impact of strategic disposition candidates, disposed facilities and facilities leased to our RIDEA-compliant joint venture tenants. All data is presented one quarter in arrears.

(2) Skilled mix is defined as the total Medicare and non-Medicaid managed care patient revenue divided by the total revenues at skilled nursing/transitional care facilities for any given period.

SABRA HEALTH CARE REIT, INC. 10

. 11 STRONG PORTFOLIO PERFORMANCE Skilled nursing/transitional care EBITDAR and EBITDARM coverage 1.25x 1.27x 1.61x 1.61x 2014 2015 EBITDAR EBITDARM(1) (1) EBITDAR and EBITDARM coverages include only Stabilized Facilities acquired before the three months ended September 30, 2015 and are only included in periods subsequent to our acquisition and stabilization. In addition, these statistics exclude the impact of strategic disposition candidates, disposed facilities and facilities leased to our RIDEA-compliant joint venture tenants. All data is presented one quarter in arrears. EBITDARM Coverage and EBITDAR Coverage exclude the Genesis, Tenet and Holiday assets, which have significant corporate guarantees as noted on slide 13. See Definitions for definitions of EBITDAR Coverage, EBITDARM Coverage and Stabilized Facilities. (1) (for the twelve month periods ended September 30, 2014 and 2015)

. 12 STRONG PORTFOLIO PERFORMANCE Senior Housing EBITDAR and EBITDARM coverage 1.21x 1.29x 1.42x 1.49x 2014 2015 EBITDAR EBITDARM (1) Secure rental payments from an increasing portion of our portfolio (1) EBITDAR and EBITDARM coverages include only Stabilized Facilities acquired before the three months ended September 30, 2015 and are only included in periods subsequent to our acquisition and stabilization. In addition, these statistics exclude the impact of strategic disposition candidates, disposed facilities and facilities leased to our RIDEA-compliant joint venture tenants. All data is presented one quarter in arrears. EBITDARM Coverage and EBITDAR Coverage exclude the Genesis, Tenet and Holiday assets, which have significant corporate guarantees as noted on slide 13. All data is presented one quarter in arrears. See Definitions for definitions of EBITDAR Coverage, EBITDARM Coverage and Stabilized Facilities. (1) (for the twelve month periods ended September 30, 2014 and 2015)

. 13 STRONG PORTFOLIO PERFORMANCE Fixed charge coverage (1) Fixed Charge Coverage is presented one quarter in arrears for tenants with significant corporate guarantees. See Definitions for definition of Fixed Charge Coverage. (for the twelve month periods ended September 30, 2014 and 2015) Tenant Facility Type % of Pro forma Annualized Revenues Fixed Charge Coverage as of September 30(1) 2014 2015 Genesis SNF/SH 32.8% 1.23x 1.27x Tenet ACH 2.3% 2.17x 2.44x Holiday SH 16.2% 1.25x 1.17x

Financial Overview

. 15 Capitalization and cost of capital $1,250 $699 $169 $146 $267 $173 Common Equity Market Value Senior Notes Mortgage Debt Preferred Equity Market Value Term Loans Revolving Credit Facility Net of Cash (1) (1) Common Equity Market Value and Preferred Equity Market Value are based on closing stock prices of $19.19 and $25.41, respectively, as of November 13, 2015. Track Record of Access to Capital Markets 2015 • 5.9 million shares of common stock through an underwritten offering providing net proceeds, before expenses, of $147.9 million • New CAD $90.0 million floating rate term loan swapped to a rate of 1.59 % plus a spread of 2.00 % to 2.60% , depending on leverage 2014 • 15.0 million shares of common stock through underwritten offerings providing net proceeds, before expenses, of $379.7 million • 5.0 million shares of common stock through ATM programs, resulting in net proceeds of $137.6 million • $500.0 million aggregate principal amount of 5.5% senior unsecured notes due 2021, of which $221.3 million was used to repay 8.125 % senior unsecured notes maturing 2018 • New $650.0 million unsecured revolving credit facility, of which $200.0 million was converted into a term loan 2013 • $200.0 million aggregate principal amount of 5.375% senior unsecured notes due 2023 • $100.0 million At-The-Market stock offering program with respect to shares of Sabra common stock • 5.8 million shares of 7.125% Series A Cumulative Redeemable Preferred Stock providing net proceeds, before expenses, of $139.2 million FINANCIAL STRENGTH Total: $2.7 billion (As of September 30, 2015, dollars in millions unless otherwise noted)

. 16 FINANCIAL RESULTS Normalized AFFO/share, Normalized FFO/share and dividend/share $1.51 $1.59 $1.77 $2.12 $0.54 $0.52 $0.52 $0.53 $1.31 $1.47 $1.84 $2.20 $0.57 $0.53 $0.53 $0.58 $0.96 $1.32 $1.36 $1.51 $0.39 $0.39 $0.41 $0.41 2011 2012 2013 2014 Q4 2013 Q1 2015 Q2 2015 Q3 2015 Normalized AFFO/share Normalized FFO/share Dividend/Share Sabra’s quarterly dividend has increased from $0.32 per common share with respect to the first quarter of 2011 to $0.41 per common share with respect to the third quarter of 2015.

. 17 FINANCIAL STRENGTH Historical net debt to adjusted EBITDA (1) 2.19x 2.65x 2.82x 4.48x 5.05x 1.90x 2.11x 1.92x 0.61x 0.75x 4.09x 4.76x 4.74x 5.09x 5.80x 12/31/2011 12/31/2012 12/31/2013 12/31/2014 9/30/2015 Unsecured Leverage Secured Leverage Net Debt to Adjusted EBITDA • Maintaining total leverage within rating agency expectations • Lowering use of secured leverage – a step towards improved credit ratings (1) Adjusted EBITDA is calculated as EBITDA excluding the impact of stock based compensation expense under our long-term equity award program and further adjusted to give effect to acquisitions and dispositions as though such acquisitions and dispositions occurred at the beginning of the period.

. 18 FINANCIAL STRENGTH Historical LTM interest coverage 3.17x 3.22x 3.85x 4.29x 4.30x 2011 2012 2013 2014 Q3 2015 Weighted average interest rate (2) declined from: 7.24% at December 31, 2011 to 4.60% of as of September 30, 2015 (1) Interest Coverage is calculated in accordance with the indentures relating to our unsecured senior notes. (2) Excludes revolving credit facility balance which had an interest rate of 2.49% as of September 30, 2015 (1)

. 19 FINANCIAL STRENGTH Debt maturities $0.9 $4.0 $4.1 $4.3 $4.4 $4.6 $19.4 $4.3 $4.4 $4.6 $113.6 $200.0 $67.1 $204.0 $246.0 $500.0 $200.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Thereafter Mortgage Notes Term Loans Credit Facility Outstanding Credit Facility Available Senior Notes Ample liquidity of $277.4 million with no significant maturities until 2018 (1) Subject to option to extend maturity by one year. (As of September 30, 2015, dollars in millions) (1)

Appendix

. 21 KEY CREDIT STATISTICS(1) Option One Option Three Ma December 31, 2014 September 30, 2015 Net Debt to Adjusted EBITDA (2) 5.09x 5.80x Interest Coverage 4.29x 4.30x Fixed Charge Coverage Ratio 3.28x 3.30x Total Debt/Asset Value 43% 47% Secured Debt/Asset Value 5% 6% Unencumbered Assets/Unsecured Debt 246% 226% (1) Key credit statistics (excluding Net Debt to Adjusted EBITDA) are calculated in accordance with the credit agreement relating to the revolving credit facility and the indentures relating to our unsecured senior notes. (2) Adjusted EBITDA is calculated as EBITDA excluding the impact of stock based compensation expense under our long-term equity award program and further adjusted to give effect to acquisitions and dispositions as though such acquisitions and dispositions occurred at the beginning of the period.

. 22 RECONCILIATION OF FFO, NORMALIZED FFO, AFFO and NORMALIZED AFFO Option One Option Three Ma 2011 2012 2013 # 2014 Q4 Q1 Q2 Q3 Net income attributable to common stockholders                                      12.8  $                                    19.5  $                                    25.7  $                                         36.7  $                                19.7  $                                16.9  $                                14.3  $                               15.5  Depreciation and amortization of real estate assets                                     26.6                                     30.2                                     33.3                                          43.3                                 14.5                                 14.1                                 14.5                                16.3  Impairment                                          ‐                                        2.5                                          ‐                                           (3.9)                                (3.9)                                     ‐                                       ‐                                       ‐   Gain on sale of real estate                                          ‐                                           ‐                                           ‐                                                 ‐                                       ‐                                       ‐                                  (1.7)                                  3.8  FFO attributable to common stockholders                                     39.4  $                                     52.2  $                                     59.0  $                                          76.1  $                                 30.2  $                                 31.0  $                                 27.0  $                                35.6  Other normalizing items                                          ‐                                           ‐                                           ‐                                             1.7                                   1.7                                   0.3                                      ‐                                       ‐   Facility operating expenses                                          ‐                                           ‐                                           ‐                                                 ‐                                       ‐                                       ‐                                    0.1                                      ‐   Non‐recurring or unusual acquisition pursuit costs                                          ‐                                           ‐                                           ‐                                                 ‐                                       ‐                                       ‐                                    4.3                                      ‐   Loss on extinguishment of debt                                          ‐                                        2.7                                     10.1                                          22.5                                      ‐                                       ‐                                       ‐                                       ‐   Additional interest on 2018 Notes                                          ‐                                           ‐                                        0.8                                                ‐                                       ‐                                       ‐                                       ‐                                       ‐   Provision and write‐offs of straight‐line rental income                                          ‐                                           ‐                                           ‐                                             3.0                                      ‐                                       ‐                                       ‐                                    2.4  Normalized FFO attributable to common stockholders                                     39.4  $                                     54.9  $                                     69.9  $                                        103.3  $                                 32.0  $                                 31.4  $                                 31.4  $                                38.0  FFO attributable to common stockholders 39.4                                   52.2                                   59.0                                   76.1                                         30.2                               31.0                               27.0                               35.6                               Straight‐line rental income adjustments                                     (2.1)                                    (4.9)                                 (14.7)                                       (19.8)                                (6.7)                                (5.7)                                (6.2)                               (6.4) Acquisition pursuit costs                                       3.2                                       1.6                                       1.4                                            3.1                                   0.5                                   0.3                                   5.1                                   0.5  Stock‐based compensation expense                                       4.6                                       8.3                                       7.8                                            9.9                                   3.5                                   2.9                                   1.8                                   0.7  Amortization of deferred financing costs                                       2.0                                       2.7                                       3.3                                            4.0                                   1.2                                   1.3                                   1.3                                   1.3  Non‐cash portion of loss on extinguishment of debt                                          ‐                                        0.6                                       0.9                                            1.6                                      ‐                                       ‐                                       ‐                                       ‐   Other non‐cash adjustments                                          ‐                                      (0.2)                                      0.2                                            2.3                                      ‐                                    0.7                                   1.7                                   2.7  AFFO attributable to common stockholders                                     47.1  $                                     60.3  $                                     57.9  $                                          77.2  $                                 28.8  $                                 30.5  $                                 30.7  $                                34.5  Cash portion of loss on extinguishment of debt                                         ‐                                          2.0                                        9.2                                           20.9                                       ‐                                        ‐                                        ‐                                        ‐   Additional interest on 2018 Notes                                         ‐    ‐                                                                           0.8  ‐                                                                                ‐                                       ‐                                       ‐                                       ‐   Facility operating expenses                                         ‐                                           ‐                                           ‐                                                 ‐                                       ‐                                       ‐                                     0.1                                      ‐   Other normalizing Items (1.3)                                    (2.2)                                                                            ‐   1.7                                                                           1.7                                   0.3                                      ‐                                       ‐   Normalized AFFO attributable to common stockholders                                     45.8  $                                     60.1  $                                     67.9  $                                          99.8  $                                 30.5  $                                 30.8  $                                 30.8  $                                34.5  Net income per diluted common share  $                                0.43   $                                0.52   $                                0.68  0.78$                                      0.35$                             0.28$                             0.24$                             0.24$                             FFO per diluted common share  $                                1.31   $                                1.40   $                                1.55  1.62$                                      0.54$                             0.52$                             0.45$                             0.55$                             Normalized FFO per diluted common share  $                                1.31   $                                1.47   $                                1.84  2.20$                                      0.57$                             0.53$                             0.53$                             0.58$                             AFFO per diluted common share 1.55$                                 1.59$                                 1.51$                                 1.64$                                      0.51$                             0.51$                             0.51$                             0.53$                             Normalized AFFO per diluted common share 1.51$                                 1.59$                                 1.77$                                 2.12$                                      0.54$                             0.52$                             0.52$                             0.53$                             (dollars in millions) 20152014

. 23 FORWARD LOOKING STATEMENTS Option One Option Three Ma This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation also include all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential investments, plans and objectives for future operations and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward- looking statements. These risks and uncertainties include but are not limited to: our dependence on Genesis Healthcare, Inc. (“Genesis”) and certain wholly owned subsidiaries of Holiday AL Holdings LP (collectively, “Holiday”) until we are able to further diversify our portfolio; our dependence on the operating success of our tenants; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; changes in foreign currency exchange rates; our ability to raise capital through equity and debt financings; the impact of required regulatory approvals of transfers of healthcare properties; the effect of increasing healthcare regulation and enforcement on our tenants and the dependence of our tenants on reimbursement from governmental and other third-party payors; the relatively illiquid nature of real estate investments; competitive conditions in our industry; the loss of key management personnel or other employees; the impact of litigation and rising insurance costs on the business of our tenants; the effect of our tenants declaring bankruptcy or becoming insolvent; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the ownership limits and anti-takeover defenses in our governing documents and Maryland law, which may restrict change of control or business combination opportunities; the impact of a failure or security breach of information technology in our operations; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; our ability to maintain our status as a REIT; compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT AND BORROWER INFORMATION This presentation includes information regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. Genesis is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. The information related to our tenants and borrowers that is provided in this presentation has been provided by such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. Genesis’s filings with the SEC can be found at www.sec.gov.

. 24 NON-GAAP FINANCIAL MEASURES Option One Option Three Ma This presentation includes the following financial measures defined as non-GAAP financial measures by the SEC: funds from operations attributable to common stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”), Normalized AFFO, FFO per diluted common share, Normalized FFO per diluted common share, AFFO per diluted common share, Normalized AFFO per diluted common share and Adjusted EBITDA (defined below). These measures may be different than non-GAAP financial measures used by other companies and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. FFO is calculated in accordance with The National Association of Real Estate Investment Trusts’ definition of “funds from operations,” and is defined as net income attributable to common stockholders (computed in accordance with GAAP), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment charges. Normalized FFO and normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers normalized FFO and normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items. AFFO is defined as FFO excluding straight-line rental income adjustments, stock-based compensation expense, amortization of deferred financing costs, acquisition pursuit costs, as well as other non-cash revenue and expense items (including provisions and write-offs related to straight-line rental income, changes in fair value of contingent consideration, amortization of debt premiums/discounts and non-cash interest income adjustments). Earnings before interest, taxes, depreciation and amortization ("EBITDA") excluding the impact of stock-based compensation expense under the Company's long-term equity award program and further adjusted to give effect to acquisitions and dispositions as though such acquisitions and dispositions occurred at the beginning of the period ("Adjusted EBITDA") is an important non-GAAP supplemental measure of operating performance. Reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are provided in the reconciliations found in the Appendix of this presentation.

. 25 DEFINITIONS Option One Option Three Ma Acute Care Hospital. A facility designed to provide extended medical and rehabilitation care for patients who are clinically complex and have multiple acute or chronic conditions. EBITDAR Coverage. EBITDAR for the trailing 12 month periods prior to and including the period presented divided by the same period cash rent. Cash rent used for recently acquired facilities and facilities subject to lease restructuring is the first year rental rate. EBITDAR Coverage is a supplemental measure of an operator/tenant's ability to meet their cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. All facility and tenant data are derived solely from information provided by operators/tenants and relevant guarantors without independent verification by the Company. All such data is presented one quarter in arrears. The Company excludes the impact of strategic disposition candidates and facilities leased to RIDEA-compliant joint venture tenants. The Company only includes EBITDAR Coverage for Stabilized Facilities acquired before the beginning of the current quarter and only for periods when the property was operated subject to a lease with the Company. EBITDAR Coverage for facilities with new tenants/operators are only included in periods subsequent to the Company's acquisition of the facilities. EBITDAR Coverage is not presented for tenants with significant corporate guarantees. EBITDARM Coverage. EBITDARM for the trailing 12 month periods prior to and including the period presented divided by the same period cash rent. Cash rent used for recently acquired facilities and facilities subject to lease restructurings is the first year rental rate. EBITDARM coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not the Company) to meet the operator's/tenant's related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. All facility and tenant data are derived solely from information provided by operators/tenants and relevant guarantors without independent verification by the Company. All such data is presented one quarter in arrears. The Company excludes the impact of strategic disposition candidates and facilities leased to RIDEA-compliant joint venture tenants. The Company only includes EBITDARM Coverage for Stabilized Facilities acquired before the beginning of the current quarter and only for periods when the property was operated subject to a lease with the Company. EBITDARM Coverage for facilities with new tenants/operators are only included in periods subsequent to the Company's acquisition of the facilities. EBITDARM Coverage is not presented for tenants with significant corporate guarantees. Fixed Charge Coverage Ratio. EBITDAR (including adjustments for one-time and pro forma items) for the period indicated (one quarter in arrears) for all operations of any entities that guarantee the tenants' lease obligations to the Company divided by the same period cash rent expense, interest expense and mandatory principal payments for operations of any entity that guarantees the tenants' lease obligation to the Company. Fixed Charge Coverage is a supplemental measure of a guarantor's ability to meet the operator/tenant's cash rent and other obligations to the Company should the operator/tenant be unable to do so itself. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. Fixed Charge Coverage is calculated by the Company as described above based on information provided by guarantors without independent verification by the Company and may differ from similar metrics calculated by the guarantors. .

. 26 DEFINITIONS Option One Ma Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy for independent living facilities can be greater than 100 % for a given period as multiple residents could occupy a single unit. All facility financial performance data were derived solely from information provided by operators/tenants without independent verification by the Company. All facility financial performance data are presented one quarter in arrears. The Company excludes the impact of strategic disposition candidates and facilities leased to RIDEA-compliant joint venture tenants. The Company includes Occupancy Percentage for Stabilized Facilities acquired beginning in the quarter subsequent to the acquisition date and only for periods when the property was operated subject to a lease with the Company. Occupancy Percentage for facilities with new tenants/operators are only included in periods subsequent to the Company's acquisition of the facilities. Senior Housing. Senior housing facilities include independent living, assisted living, continuing care retirement community and memory care facilities. Skilled Nursing/Transitional Care. Skilled nursing/transitional care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or pre-stabilized. Circumstances that would result in an acquired facility being classified as pre-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities will be reclassified to stabilized upon maintaining consistent occupancy (85 for Skilled Nursing/Transitional Care and 90%for Senior Housing Facilities) but in no event beyond 24 months after the date of classification as pre-stabilized. Stabilized Facilities exclude facilities leased to the Company’s RIDEA-compliant joint venture tenants.